SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 15, 2003


                          Indian River Banking Company
             (Exact name of registrant as specified in its charter)

             Florida                                   59-2931518
(State or other jurisdiction of           (I.R.S. Employer Identification No.)
 incorporation or organization)

     958 20th Place, Vero Beach, FL                               32960
(Address of principal executive offices)                        (Zip Code)


        Registrant's telephone number, including area code: 772.569.9200

Item 5. Other Items.
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         On July 15, 2003, Indian River Banking Company issued the press release attached as Exhibit 99.1.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
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(a) Exhibits:

Exhibit No.                Description

99.1                       Press Release

Item 9. Regulation FD Disclosure.
---------------------------------

         In accordance with the guidance provided in Release Nos. 33-8216, 34-47583, the Company furnishes under this Item 9 the information furnished under Item 12 hereof.

Item 12.  Results of Operations and Financial Condition.
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         On July 15, 2003, Indian River Banking Company issued the press release attached as Exhibit 99.1.

                                   Signatures



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       INDIAN RIVER BANKING COMPANY

                                       By: /s/ Paul A. Beindorf
                                           -------------------------------------
                                              Paul A. Beindorf, President



Dated: July 15, 2003